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                                                                    Exhibit 10.1

                          GLOBAL TRAFFIC NETWORK, INC.

                            2005 STOCK INCENTIVE PLAN

     1. Purpose. The purpose of the 2005 Stock Incentive Plan (the "Plan") of Global Traffic Network, Inc. (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock") on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the board of directors of the Company (the "Board of Directors") or by a stock option or compensation committee (the "Committee") of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. During any time period during which the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the "1934 Act"), each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the "1934 Act") (a "Non-Employee Director"), and (ii) shall be an "outside director" within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term "Committee", as used in the Plan, shall refer to the Board of Directors.

     3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and
(e) performance shares (section 9).

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     5. Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,200,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. Notwithstanding the foregoing, no person shall receive grants of Stock Options under the Plan that exceed 1,200,000 shares during any one fiscal year of the Company.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option.


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     Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

               (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

               (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

               (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.


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               (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

               (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

               (f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

          6.6 Right of Redemption. The agreement with the recipient evidencing a stock option grant may include a provision whereby the Company may elect, prior to the date of the first registration of an equity security of the Company pursuant to the Exchange Act of 1934, as amended, to repurchase from a former Company employee, director, consultant, advisor or other independent contractor, and their respective successors and assigns, all or any part of the shares of Common Stock received by a participant pursuant to the exercise of a stock option. Any such repurchase must be made no earlier than six months following the termination of the holder's relationship with the Company giving rise to the stock option grant and at fair market value, as determined by the Committee, on such date of redemption.

     7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.


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          7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

               (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

               (b) the Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and


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     among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

               (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

               (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

               (c) such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2005 Stock Incentive Plan of Global Traffic Network, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.


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     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

     9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. General.

          10.1. Effective Date. The Plan will become effective upon its approval by the Company's stockholders. Unless approved by the stockholders within one year after the date of the Plan's adoption by the Board of Directors, the Plan shall not be effective for any purpose.

          10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

          10.3. Limited Transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive); and the Company shall not be required to


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     recognize any attempted assignment of such rights by any participant.
     Notwithstanding the preceding sentence, the following transfers and exercises of stock options or SARs are permitted under this Plan:

               (a) stock options may be transferred by the holder thereof to Employee's spouse, children, grandchildren or parents (collectively, the "Family Members"), to trusts for the benefit of Family Members, or to partnerships or limited liability companies in which Family Members are the only partners or shareholders; or

               (b) any Incentives held by a participant may be assigned by court order to the participant's former spouse in connection with a dissolution of their marriage, but only if the Committee determines, in its sole discretion, that the order satisfies such requirements of a "qualified domestic relations order" as are set forth in paragraphs
          (1) through (3) of Section 414(p) of the Internal Revenue Code of 1986, as amended (the "Code"), as if the Plan were a plan described in Code Section 401(a)(13). The federal income and payroll taxation of any Incentives assigned as provided in the preceding sentence shall be governed by the Code, Revenue Rulings 2002-22 and 2004-60 (as applicable), or any other applicable guidance published by the Internal Revenue Service or the Department of the Treasury.

               (c) During a participant's lifetime, a stock option or SAR may be exercised only by him or her, by his or her guardian or legal representative or by any of the transferees permitted by the preceding two paragraphs (a) and (b).

          10.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.


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          10.6. Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          10.8. Withholding.

               (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

               (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

          10.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the


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     Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

          10.12 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a "transaction"), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

          (1) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

          (2) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

          (3) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a


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     substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

          (4) providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

          The Board may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          10.13. Definition of Fair Market Value. For purposes of this Plan, the "Fair Market Value" of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market ("Nasdaq"), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

Approved by the Board of Directors on September 30, 2005.

Approved by the shareholders on September 30, 2005.

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